UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2025

KNOW LABS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37479	90-0273142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

619 Western Avenue, Suite 610, Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)

(206) 903-1351
(Registrant's telephone number, including area code)

______________________________________________ (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	KNWN	OTCQB Venture Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On February 27, 2025, Know Labs, Inc., a Nevada corporation (the “Company”) issued a press release announcing the commencement of trading on the OTCQB Venture Market described under Item 8.01 below.

The information included in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

On February 26, 2025, the Company was approved to be upgraded for quotation to the OTC Market's Group Inc.'s OTCQB Venture Market (the "OTCQB"), under the ticker symbol "KNWN", effective as of the open of trading February 26, 2025. As previously disclosed, the Company’s OTC trading symbol is “KNWND”, with the “D” temporarily allotted for twenty (20) days, effective on February 19, 2025 in connection with the reverse stock split which was announced by FINRA on February 18, 2025.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated February 27, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2025	KNOW LABS, INC.

/s/ Ronald P. Erickson
Name: Ronald P. Erickson
Title: Chairman of the Board

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